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                                                                    EXHIBIT 14






                           CONSENT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
SAMARNAN INVESTMENT CORPORATION:

WE CONSENT TO THE USE OF OUR REPORT INCLUDED HEREIN.


                                                      CHESHIER & FULLER, L.L.P.

DALLAS, TEXAS
MARCH 3, 1997